EXHIBIT 32.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nautilus Holdco, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alane Barnes, Vice President, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 9, 2018

/s/ ALANE BARNES
Alane Barnes
Vice President, Secretary and Treasurer
(Principal Financial Officer)